UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 17, 2008 (December 11, 2008)

IMPLANT SCIENCES CORPORATION
(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

107 Audubon Road
Wakefield, Massachusetts 01880
 (Address of Principal Executive Offices, including Zip Code)

(781) 246-0700
 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 11, 2008, Implant Sciences Corporation (the “Company”) and Wakefield Investments, Inc. (the “Lessor”), entered into a lease for approximately 23,000 square feet of office, manufacturing and research and development space located at 600 Research Drive, Wilmington, Massachusetts 01887. Effective December 17, 2008, the Company is vacating approximately 51,000 square feet of space located at 107 Audubon Road, Wakefield, Massachusetts, and is relocating its headquarters and Massachusetts operations to these new premises. The Company’s telephone and telefax numbers will remain unchanged.

The lease has an initial term of one year, and may be extended for one three-year term at the Company’s option, on notice given to the Lessor at least 90 days prior to the expiration of the initial term.

During the initial term of the lease, the Company will pay base rent at the rate of $16.00 per rentable square foot per year (i.e., $368,000.00 annually). If the Company exercises the extension option, the base rent for the extension term will be equal to the fair market rental value of the premises at the time of the extension, to be agreed upon between the Company and the Lessor. If the Company and the Lessor are unable to agree upon the fair market rental value, then such value will be determined by binding arbitration. In addition to the base rent, the Company is required to pay additional rent equal to its proportionate share (initially approximately 23%) of the Lessor’s costs and expenses with respect to the ownership, operation and maintenance of the real estate in which the premises are located, including Lessor’s real estate taxes. The Company is also responsible for the payment of all utilities provided to the premises. The Company has prepaid the first three months’ base rent and has provided the Lessor with a security deposit equal to another three months’ base rent.

Item 7.01.	Regulation FD Disclosure

On December 17, 2008, the Company issued a press release announcing execution of the new lease and its relocation to Wilmington, Massachusetts. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The press release and the information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.                                   Description

10.1	Lease dated December 11, 2008 between Implant Sciences Corporation and Wakefield Investments, Inc.

99.1	Press Release of Implant Sciences Corporation dated December 17, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:  /s/  Phillip C. Thomas
Phillip C. Thomas
President and Chief Executive Officer

Date:  December 17, 2008

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EXHIBIT INDEX

Exhibit No.                        Description

10.1	Lease dated December 11, 2008 between Implant Sciences Corporation and Wakefield Investments, Inc.

99.1	Press Release of Implant Sciences Corporation dated December 17, 2008.

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